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                            MFS HIGH INCOME FUND

     Supplement  dated  June 1, 1998 (as  revised  October  1,  1998) to the
          Prospectus and Statement of Additional Information of MFS High
                              Income Fund (the "Fund")


     The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information ("SAI"), also dated June 1, 1998, and contains a description of Class I shares.

     Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY

Shareholder Transaction Expenses:                                     Class I
   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price).......................  None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds, as
     applicable)......................................................  None

Annual Operating Expenses of the Fund (as a percentage of average net assets):
   Management Fees....................................................  0.45%
   Rule 12b-1 Fees....................................................  None
   Other Expenses(1)..................................................  0.26%
   Total Operating Expenses...........................................  0.71%
 ..................
(1) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                            Example of Expenses

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

                           Period                           Class I

                           1 year...........................  $  7
                           3 years..........................    23
                           5 years..........................    40
                           10 years.........................    88

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

     The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.



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CONDENSED FINANCIAL INFORMATION

     The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.

Financial Highlights - Class I Shares

                                                                 1998   1997***

Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $  5.35  $  5.34
                                                               -------  --------

Income from investment operations# -
     Net investment income                                     $  0.49  $  0.04
     Net realized and unrealized gain
         on investments and foreign currency transactions         0.25     0.01
                                                                ------  --------
         Total from investment operations                      $  0.74  $  0.05
                                                               -------  --------

Less distributions declared to shareholders -
     From net investment income                                $ (0.48) $ (0.04)
                                                               -------- --------
         Total distributions declared to shareholders          $ (0.48) $ (0.04)
                                                               -------- --------

Net asset value - end of period                                $  5.61  $  5.35
                                                               -------  -------
Total return                                                     14.77%  0.91%++

Ratios (to average net assets)/
     Supplemental data:
     Expenses##                                                   0.71%  0.59%+
     Net investment income                                        8.86%  8.70%+
Portfolio turnover                                               137%     87%
Net assets, end of period
     (000,000 omitted)                                         $   4   $   3
--------------------------
+       Annualized
++      Not Annualized
*** For the period from the inception of Class I shares, January 2, 1997 to January 31, 1997.
#     Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

ELIGIBLE PURCHASERS

Class I  shares  are  available  for  purchase  only by the  following  Eligible
Purchasers:

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;
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(iii)any retirement  plan,  endowment or foundation  which (a) purchases  shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time;

(iv) bank trust departments or law firms acting as trustee or manager for trust accounts which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department or law firm will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time; and

(v) certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

     In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

 The date of this Supplement is June 1, 1998 (as revised October 1, 1998).